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                                                                  EXHIBIT 10.42

                            AMENDMENT NO. 2 TO THE
                   NOBLE DRILLING CORPORATION THRIFT TRUST

         Pursuant to the provisions of Section 4.1 thereof, the Noble Drilling Corporation Thrift Trust (the "Trust") is hereby amended in the following respect only:

         The first sentence of Section 3.3 of the Trust is hereby amended by restatement in its entirety to read as follows:

         The appointment of a successor trustee hereunder shall be accomplished by and shall take effect upon the delivery to the resigning or removed Trustee, as the case may be, of (a) an instrument in writing appointing such successor trustee, executed by the Company, and (b) an acceptance in writing of the office of successor trustee hereunder executed by the successor so appointed.

         IN WITNESS WHEREOF, this Amendment has been executed to be effective this 24th day of June, 1994.


                                      NOBLE DRILLING CORPORATION


                                      By: /s/ Byron L. Welliver
                                      Title: Sr.V.P. - Finance

                                      BANK OF OKALAHOMA, N.A.

                                      By: /s/ Jeffrey K. Mace
                                      Title: Vice President


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THE STATE OF TEXAS   )
                     )
COUNTY OF HARRIS     )

         BEFORE ME, the undersigned authority, a notary public in and for said County and State, on this day personally appeared Byron L. Welliver, known to me to be the person and office whose name is subscribed to the foregoing instrument and acknowledged to me the same was the act of the said NOBLE DRILLING CORPORATION, a Delaware corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 24th day of June, 1994.

                                        /s/ KATHERINE L. BRADLEY
                                        -------------------------------------
                                        Notary Public, State of Texas

[SEAL]

My Commission expires:
10/28/97


THE STATE OF OKLAHOMA  )
                       )
COUNTY OF TULSA        )

         BEFORE ME, the undersigned authority, a notary public in and for said County and State, on this day personally appeared Jeffrey K. Mace, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me the same was the act of the said BANK OF OKLAHOMA, N.A, a national banking association, and that he executed the same as the act of such association for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 28th day of June, 1994.

                                        /s/ CAROLE H. VAN STATEN
                                        --------------------------------------
                                        Notary Public, State of Oklahoma

My Commission expires:
July 22, 1994